UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, 30th Floor Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On January 30, 2013, Atlantic Power Corporation (the “Company”) and certain of its subsidiaries entered into a definitive agreement with Quantum Utility Generation, LLC and certain of its affiliates to sell the Company’s interests in three Florida projects (the “Florida Project Sale”), Auburndale Power Partners Limited Partnership (“Auburndale”), Lake Cogen, Ltd. (“Lake”), and Pasco Cogen, Ltd.  On April 12, 2013, the Company completed the Florida Project Sale for a purchase price, including working capital adjustments, of approximately $140 million.  After repayment of project-level debt at Auburndale and settlement of all outstanding natural gas swap agreements at Lake and Auburndale, net cash proceeds to the Company from the Florida Project Sale were approximately $117 million.  This includes approximately $92 million received at closing and cash distributions from the projects of approximately $25 million received since January 1, 2013.  The Company expects to use the net proceeds from the Florida Project Sale to fully repay the Company’s senior credit facility, which has an outstanding balance of approximately $64 million, and the remainder will be held for general corporate purposes, including future accretive growth opportunities.

The full text of the press release (the “Press Release”) announcing the completion of the Florida Project Sale is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01                                           Other Events.

On April 15, 2013, the Company announced in the Press Release that in April, the Company, along with its partners, entered into a purchase and sale agreement to sell its 17% interest in the Gregory project in Texas (“Gregory”) for gross proceeds of approximately $244 million (the “Gregory Sale”).  The Company’s share of the Gregory Sale proceeds, net of project debt repayment, working capital adjustments and transaction expenses, is expected to be approximately $33 million.  Closing of the Gregory Sale is subject to customary closing conditions and regulatory and other approvals and is expected to occur in the third quarter of 2013.

Also on April 15, 2013, the Company announced in the Press Release that, as previously announced, in March 2013, the Company entered into a purchase and sale agreement to sell its 100% interest in the Path 15 transmission line in California (“Path 15”). The Company has received regulatory approvals for and expects to close the sale of Path 15 (the “Path 15 Sale”) at the end of April 2013.  Net cash proceeds from the Path 15 Sale, including working capital adjustments, are expected to be approximately $55 million.  All project level debt issued by Path 15, totaling $137 million as of December 31, 2012, will transfer to the purchaser with the Path 15 Sale.  The Path 15 Sale is subject to customary closing conditions.

The Company intends to use the net proceeds from the Gregory Sale and the Path 15 Sale for general corporate purposes and to invest in future accretive growth opportunities.

The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information,” as such term is used in Canadian securities laws (referred to as “forward-looking statements”).  These forward-looking statements can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. In particular, the expectations that the Company will use net proceeds from the Florida Project Sale to fully repay the Company’s senior credit facility and to invest in future accretive growth opportunities, that the Company will successfully sell the projects currently proposed for sale for which purchase and sale agreements have been executed, including receipt of all customary regulatory and other approvals required in connection with such transactions, the anticipated closing dates and the expected net proceeds to the Company, and that the Company will use net proceeds from the Gregory Sale and the Path 15 Sale to invest in future accretive growth opportunities as described above constitute forward-looking statements. Forward-looking statements reflect the Company’s current expectations regarding future events and speak only as of the date of this Current Report on Form 8-K.  These forward-looking statements are based on a number of assumptions which may prove to be incorrect.  Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved.  A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk Factors” in the filings the Company makes from time to time with the U.S. Securities and Exchange Commission and Canadian securities regulators.  The Company’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. Therefore, investors are urged not to place undue reliance on the Company’s forward-looking statements.  These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, The Company assumes no obligation to update or revise them to reflect new events or circumstances.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012, unaudited pro forma condensed consolidated balance sheet as of December 31, 2012 and the notes related thereto, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)                                 Exhibits

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements.
99.2	Press Release of the Company, dated April 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: April 15, 2013	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements.
99.2	Press Release of the Company, dated April 15, 2013.